United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1933

Date of Report: October 5, 2011

Commission File Number: 001-07894

Matrixx Resource Holdings, Inc.

Delaware                     95-2312900

(Jurisdiction of Incorporation)        (I.R.S. Employer Identification No.)

2245 Texas Drive, Suite 300, Sugar Land, TX 77479

(Address of principal executive offices)

1305 67th Street, Brooklyn, NY 11215

(Former address of principal executive offices)

Registrant’s telephone number, including area code:

(631) 759-0653

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 4 – Matters Related to Accountants and Financial Statements

Item 4.01 Change in Registrant’s Certifying Accountant

On October 5, 2011, Matrixx Resource Holdings, Inc., a Delaware corporation. (the “Company or Matrixx”) dismissed Lucas, Horsfall, Murphy & Pindroh, LLP ("LHMP") as its independent registered public accounting firm. The relationship was terminated on the basis of LHMP is not currently performing audit services for public companies filing reports with the Securities and Exchange Commission. The decision to change accountants was approved and ratified by the Company’s Board of Directors. The report of LHMP on the financial statements of the Company for the year ended June 30, 2006, did not contain any adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope, or accounting principle, except for an explanatory paragraph relative to the Company’s ability to continue as a going concern.

While LHMP was engaged by the Company, there were no disagreements with LHMP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure with respect to the Company, which disagreements if not resolved to the satisfaction of LHMP would have caused it to make reference to the subject matter of the disagreements in connection with its report on the Company’s financial statements for the fiscal year ended June 30, 2006.

The Company provided LHMP with a copy of the disclosures to be included in Item 4.01 of this Current Report on Form 8-K and requested that LHMP furnish the Company with a letter addressed to the Commission stating whether or not LHMP agrees with the foregoing statements. A copy of the letter from LHMP to the Commission, dated October 5, 2011, is attached as Exhibit 16.1 to this Current Report on Form 8-K.

The Company's Audit Committee approved the Company's engagement of Hinton, Kreditor, & Gronroos, LLP (“HKG”), located in Arcadia, California, as the Company's new independent certified public accountants. Currently, the Company has engaged in discussions with respect to the requirements and terms with HKG to satisfy Matrixx’s financial reporting status as required under Section 13 and 15(d) of the Securities Exchange Act of 1934.

During the Company's most recent fiscal year and the subsequent period prior to such appointment, the Company has not consulted the prospective accountant regarding the application of accounting principles to a specified transaction or the type of audit opinion that might be rendered on the Company's financial statements, nor on any matter that was either the subject of a disagreement or a reportable event.

In accordance with the rules of the Securities and Exchange Commission, the Company has requested LHMP to furnish the Company with a letter to the Commission, which letter is filed as an Exhibit hereto.

Section 8 – Other Events

Item 8.01 Other Events.

Matrixx Resource Holdings, Inc. maintains its corporate offices at 2245 Texas Drive, Suite 300, Sugar Land, Texas 77479. The Company also maintains current contact information such as telephone, facsimile, and address with OTCMarkets.com. The decision to maintain its corporate offices in the Houston Metropolitan Area was based primarily on the geographical proximity of Matrixx's partners and primary source of business operations.

On July 20, 2011 the Company filed an Information Statement pursuant Section 14(c) of the Securities Exchange Act of 1934. The Information Statement provided information to the shareholders with reference to corporate actions pending with a future effective date. Subsequent to the filing of the Information Statement filed on July 20, 2011 with the Securities and Exchange Commission (the “Commission”), Matrixx has received correspondence from the Commission and Matrixx has since responded to the Commission on said comments. It is at the request of the Commission whereby, Matrixx complies and further maintains compliance with the reporting requirements including but not limited to the rules promulgated under Section 13, 15(d), and 16(a) of the Securities Exchange Act of 1933 as amended.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

The following exhibit is included:

Exhibit 16.1 Letter from Lucas, Horsfall, Murphy & Pindroh, LLP, dated October 5, 2011, relating to the dismissal of its services as the Registrant’s independent auditors (SEC reference Number 16) and addressing the content of this 8-K.

.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the date indicated.

/S/ Catherine Thompson

Registrant

/S/ Catherine Thompson

Signatures

Catherine A. Thompson, CFO, Director

10/5/2011

Date

Exhibit 16.1

LUCAS, HORSFALL, MURPHY & PINDROH, LLP

Certified Public Accountants

100 E. Corson St., Suite 200

Pasadena, CA 91103

October 5, 2011

United States Securities and Exchange Commission

450 Fifth Street, N.W.

Washington, D.C. 20549

Re: Matrixx Resource Holdings, Inc.

Dear Sir/Madam:

We have read Item 4.01 of the Form 8-K, dated October 5, 2011, Matrixx Resource Holdings, Inc. (hereinafter referred to as the "Company") regarding the recent change of auditors. We agree with such statement made regarding our firm. We have no basis to agree or disagree with other statements made under Item 4.01.

Very truly yours,

Lucas, Horsfall, Murphy & Pindroh, LLP

By /s/ Curtis Natham

Curtis Natham, CPA